1August 9, 2023 Sonder Business Bay, Dubai Q2 2023

2 Our cash flow positive plan is in full swing, with reduced cash Free Cash Flow1 (FCF) burn of $18M y/y this past quarter and rapidly improving FCF margins1 from (37)% to (17)%. So far this year, our efforts to improve costs have been notable – in both direct costs and overhead – with much of our improvement in free cash flow coming from those efforts. We also proudly launched Powered By Sonder - a collection of boutique hotels which has allowed us to add rapid-payback, profitable supply with short lead times and to strengthen our brand offering in North America and Europe. Openings last quarter were significant, with approximately 850 new live units now welcoming guests and contributing to our top goal of sustainable positive free cash flow. Thank you for your continued support – we commit to keep working tirelessly to deliver value to all of our shareholders. Francis Davidson Co-founder and CEO A note from Francis Fellow Sonder shareholders, (1) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure.

3 RevPAR $164 (2)% y/y decline Occupancy Rate 82% 0 bps y/y improvement Free Cash Flow 2 $(27)M Free Cash Flow margin improvement to (17)% in Q2 2023 from (37)% in Q2 2022 Live Units | Total Portfolio3 11.1K | 17.4K 32% y/y growth | (7)% y/y decline Revenue $157M 30% y/y improvement Average Daily Rate (ADR) $200 (1)% y/y decline Operating Cash Flow 1 $(25)M Operating Cash Flow margin improvement to (16)% in Q2 2023 from (34)% in Q2 2022 Cash Contribution 2 $24M Cash Contribution margin decline to 15% in Q2 2023 from 18% in Q2 2022 Second quarter 2023 key results (1) Operating Cash Flow includes the impact of restructuring and other charges related to reductions in force. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue. (2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. (3) Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied.

4 $(25)M Q2 2023 Operating Cash Flow 1 (16)% Operating Cash Flow Margin $(27)M Q2 2023 Free Cash Flow 2 (17)% Free Cash Flow Margin Improving Cash Flow Metrics Operating Cash Flow Margin1 Quarterly Operating Cash Flow Margin and Free Cash Flow Margin Free Cash Flow Margin2 (1) Operating Cash Flow includes the impact of restructuring and other charges related to reductions in force. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue. (2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 Q1 ‘22 Q2 ‘22 Q3 ’22 Q4 ‘22 Q1 ‘23 Q2 ‘23 Revenue ($M) $32 $47 $67 $87 $80 $121 $125 $135 $121 $157 y/y growth (25%) 151% 155% 204% 155% 157% 85% 56% 50% 30%

5 Q2 2023 Results Sonder The Monarch, Phoenix

6 RevPAR ADR 11.1K Live Units +32% y/y 957K Bookable Nights +32% y/y 789K Occupied Nights +32% y/y 82% Occupancy Rate $164 RevPAR (2)% y/y Q2 2023 Results Q2 2023 business performance Quarterly Total Portfolio (End of Period) Quarterly Bookable Nights | Occupancy Rate Quarterly RevPAR | ADR Live Units Contracted Units¹ 19.3K 11.6K 7.7K 73% 689K $160 $117 8.4K 10.3K 18.7K 725K 82% $203 $167 84% 786K 9.9K 18.9K $189 $158 852K 83% Q1 ‘22 Q2 ‘22 Q3 ’22 Q4 ‘22 Q1 ‘23 Q2 ‘23 9.7K 7.9K 17.6K $191 $158 (1) Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied. 9.0K 10.4K 7.9K 18.2K 898K 80% $167 $134 11.1K 6.3K 17.4K 957K 82% Q1 ‘22 Q2 ‘22 Q3 ’22 Q4 ‘22 Q1 ‘23 Q2 ‘23 $200 $164 Q1 ‘22 Q2 ‘22 Q3 ’22 Q4 ‘22 Q1 ‘23 Q2 ‘23

7 $157M Revenue 30% y/y improvement $(27)M Free Cash Flow2 Free Cash Flow margin improvement to (17)% in Q2 2023 from (37)% in Q2 2022 $(25)M Operating Cash Flow1 Operating Cash Flow margin improvement to (16)% in Q2 2023 from (34)% in Q2 2022 $24M Cash Contribution2 Cash Contribution margin decline to 15% in Q2 2023 from 18% in Q2 2022 Q2 2023 financial performance (1) Operating Cash Flow includes the impact of restructuring and other charges related to reductions in force. Operating Cash Flow is equivalent to cash provided by (used in) operating activities. Operating Cash Flow Margin is defined as Operating Cash Flow as a percentage of revenue. (2) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. Operating Cash Flow Margin1 Quarterly Operating Cash Flow Margin and Cash Contribution Margin Cash Contribution Margin2 Q2 2023 Results Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 Q1 ‘22 Q2 ‘22 Q3 ’22 Q4 ‘22 Q1 ‘23 Q2 ‘23

8 For the third quarter of 2023, we expect revenue between $160 million and $170 million and Free Cash Flow1 excluding one-time restructuring costs between $(25) million and $(15) million, which at the midpoint is a $19 million, or nearly 50%, improvement versus the third quarter of 2022. For the second half of 2023, based on our current projections of RevPAR and live unit growth, we expect revenue between $335 million and $355 million. For Free Cash Flow, we expect between $(55) million and $(35) million in the second half of 2023. At the midpoint of the guidance ranges provided, this translates to a 36% Y/Y improvement for the full year of 2023, or a $63 million improvement. Guidance Illustrative Free Cash Flow1 Based on Guidance ($M) Q1: $(62) Q2: $(45) 1H 2022 2H 2022 1H 2023 2H 2023 Q3: $(39) Q4: $(30) Actuals Guidance (1) This is a Non-GAAP Financial Measure. Refer to section titled Non-GAAP Reconciliations & Other Supplemental Data for the reconciliation of our Non-GAAP Financial Measures to the most directly comparable GAAP Financial Measure. Q1: $(41) Q2: $(27) 2H: $(69) 1H: $(107) 1H: $(68) 2H: $(55) - $(35) Q3: $(25) - $(15)

9 Financial Statements Sonder Ovation, Philadelphia

Sonder Holdings Inc. and Subsidiaries Consolidated balance sheets (In thousands) 10Note: Effective January 1, 2022, Sonder adopted new leasing accounting standard ASC 842 / IFRS 16, which recognizes right-of-use assets and lease liabilities on our balance sheet for all operating leases, increasing both assets and liabilities. June 30, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 177,444 $ 246,624 Restricted cash 42,069 42,562 Accounts receivable, net of allowance 14,042 5,613 Prepaid expenses 8,786 8,066 Other current assets 11,516 10,065 Total current assets 253,857 312,930 Property and equipment, net 31,616 34,926 Operating lease right-of-use ("ROU") assets 1,308,719 1,209,486 Other non-current assets 13,667 16,270 Total assets $ 1,607,859 $ 1,573,612 Liabilities and stockholders’ deficit Current liabilities: Accounts payable 19,878 16,082 Accrued liabilities 18,555 20,131 Taxes payable 15,476 14,418 Deferred revenue 59,858 41,664 Current operating lease liabilities 183,487 158,346 Total current liabilities 297,254 250,641 Non-current operating lease liabilities 1,259,207 1,166,538 Long-term debt, net 186,884 172,950 Other non-current liabilities 1,106 3,430 Total liabilities 1,744,451 1,593,559 Stockholders’ deficit: Common stock 21 21 Additional paid-in capital 968,047 947,601 Cumulative translation adjustment 7,652 12,985 Accumulated deficit (1,112,312) (980,554) Total stockholders’ deficit (136,592) (19,947) Total liabilities and stockholders’ deficit $ 1,607,859 $ 1,573,612 Financial Statements (Unaudited) (Unaudited)

Sonder Holdings Inc. and Subsidiaries Condensed consolidated statements of operations and comprehensive loss (1/2) (In thousands, except for number of shares information and per share amounts) 11 Three months ended June 30, 2023 2022 Revenue $ 157,403 $ 121,322 Costs and operating expenses: Cost of revenue (excluding depreciation and amortization) 93,244 79,187 Operations and support 52,208 54,003 General and administrative 30,169 31,277 Research and development 5,563 8,088 Sales and marketing 18,231 12,414 Restructuring and other charges — 4,033 Total costs and operating expenses 199,415 189,002 Loss from operations (42,012) (67,680) Interest expense, net 6,155 4,382 Change in fair value of SPAC Warrants (508) (9,419) Change in fair value of Earn Out Liability (435) (23,345) Other (income) expense, net (2,079) 6,251 Total non-operating expense (income), net 3,133 (22,131) Loss before income taxes (45,145) (45,549) Provision for income taxes 182 117 Net loss $ (45,327) $ (45,666) Weighted average basic and diluted common shares outstanding 218,027,496 215,085,516 Basic and diluted net loss per common share $ (0.21) $ (0.21) Other comprehensive loss: Net loss $ (45,327) $ (45,666) Change in foreign currency translation adjustment (2,696) 5,085 Comprehensive loss $ (48,023) $ (40,581) Financial Statements (Unaudited) (Unaudited)

Sonder Holdings Inc. and Subsidiaries Condensed consolidated statements of operations and comprehensive loss (2/2) (In thousands, except for number of shares information and per share amounts) 12 Six months ended June 30, 2023 2022 Revenue $ 278,141 $ 201,788 Costs and operating expenses: Cost of revenue (excluding depreciation and amortization) 185,277 153,083 Operations and support 108,365 102,270 General and administrative 62,914 68,258 Research and development 12,143 15,713 Sales and marketing 34,067 21,875 Restructuring and other charges 2,130 4,033 Total costs and operating expenses 404,896 365,232 Loss from operations (126,755) (163,444) Interest expense, net 11,862 12,584 Change in fair value of SPAC Warrants (398) (24,314) Change in fair value of Earn Out Liability (1,933) (96,522) Change in fair value of share-settled redemption feature and gain on conversion of convertible notes — (29,512) Other (income) expense, net (4,791) 8,875 Total non-operating expense (income), net 4,740 (128,889) Loss before income taxes (131,495) (34,555) Provision for income taxes 263 148 Net loss $ (131,758) $ (34,703) Weighted average basic and diluted common shares outstanding 217,630,938 197,658,542 Basic and diluted net loss per common share $ (0.61) $ (0.18) Other comprehensive loss: Net loss $ (131,758) $ (34,703) Change in foreign currency translation adjustment (5,333) 7,084 Comprehensive loss $ (137,091) $ (27,619) Financial Statements (Unaudited) (Unaudited)

Sonder Holdings Inc. and Subsidiaries Consolidated statements of cash flows (1/2) (In thousands) 13 Three months ended June 30, 2023 2022 Cash flows from operating activities: Net loss $ (45,327) $ (45,666) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 5,978 5,996 Stock-based compensation 8,258 5,054 Amortization of operating lease ROU assets 37,372 32,582 (Gain) loss on foreign exchange (2,067) 4,079 Capitalization of paid-in-kind interest on long-term debt 6,790 4,253 Amortization of debt issuance costs 2 290 Amortization of debt discounts 429 367 Change in fair value of SPAC Warrants (508) (9,419) Change in fair value of Earn Out Liability (435) (23,345) Other operating activities 406 493 Changes in: Accounts receivable, net (7,312) (6,174) Prepaid expenses (3,593) 4,531 Other current and non-current assets 1,644 (1,112) Accounts payable 5,663 (373) Accrued liabilities 140 2,153 Taxes payable (859) 1,288 Deferred revenue 1,260 3,836 Operating lease ROU assets and operating lease liabilities, net (33,015) (19,064) Other current and non-current liabilities (206) (691) Net cash used in operating activities (25,380) (40,922) Cash flows from investing activities: Purchase of property and equipment (1,875) (5,606) Capitalization of internal-use software (135) (1,159) Net cash used in investing activities (2,010) (6,765) Cash flows from financing activities: Proceeds from exercise of stock options — 574 Net cash provided by financing activities — 574 Effects of foreign exchange on cash 499 826 Net change in cash, cash equivalents, and restricted cash (26,891) (46,287) Cash, cash equivalents, and restricted cash at beginning of period 246,404 407,031 Cash, cash equivalents, and restricted cash at end of period $ 219,513 $ 360,744 Financial Statements (Unaudited) (Unaudited)

Sonder Holdings Inc. and Subsidiaries Consolidated statements of cash flows (2/2) (In thousands) 14 Six months ended June 30, 2023 2022 Cash flows from operating activities: Net loss $ (131,758) $ (34,703) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 13,026 11,626 Stock-based compensation 20,438 11,734 Amortization of operating lease ROU assets 82,999 70,228 (Gain) loss on foreign exchange (4,378) 6,458 Capitalization of paid-in-kind interest on long-term debt 13,135 4,253 Amortization of debt issuance costs 4 9,040 Amortization of debt discounts 797 (2,640) Change in fair value of share-settled redemption feature and gain on conversion of convertible notes1 — (29,512) Change in fair value of SPAC Warrants (398) (24,314) Change in fair value of Earn Out Liability (1,933) (96,522) Other operating activities 1,028 1,175 Changes in: Accounts receivable, net (9,274) (2,941) Prepaid expenses (538) (4,877) Other current and non-current assets 1,976 3,317 Accounts payable 3,637 (22,382) Accrued liabilities (1,920) 6,895 Taxes payable 1,161 4,251 Deferred revenue 17,963 19,089 Operating lease ROU assets and operating lease liabilities, net (66,710) (24,264) Other current and non-current liabilities (127) 2,474 Net cash used in operating activities (60,872) (91,615) Cash flows from investing activities: Purchase of property and equipment (8,799) (16,145) Capitalization of internal-use software (689) (2,236) Net cash used in investing activities (9,488) (18,381) Cash flows from financing activities: Proceeds from Delayed Draw Notes1 — 159,225 Repayment of debt and payment of early termination fees — (27,745) Proceeds from business combination and PIPE Investment1 — 325,928 Common stock issuance costs1 — (58,555) Proceeds from exercise of stock options 8 1,447 Net cash provided by financing activities 8 400,300 Effects of foreign exchange on cash 679 499 Net change in cash, cash equivalents, and restricted cash (69,673) 290,803 Cash, cash equivalents, and restricted cash at beginning of period 289,186 69,941 Cash, cash equivalents, and restricted cash at end of period $ 219,513 $ 360,744 Financial Statements (Unaudited) (Unaudited) (1) These line items relate to pre-SPAC or SPAC related transactions. As such, there is no activity in 2023.

15 Sonde Paseo de Gracia, Barcelona Non-GAAP Reconciliations & Other Supplemental Data

Reconciliation of Cash used in operating activities to Free Cash Flow 16 Non-GAAP Reconciliations & Other Supplemental Data Sonder supplements its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”) by providing additional financial measures that are not prepared in accordance with GAAP. Sonder’s management uses these non-GAAP financial measures, collectively, to evaluate ongoing operations and for internal planning and forecasting purposes. Sonder believes that these non-GAAP financial measures are useful in evaluating its operating performance, and may assist investors in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. However, Sonder’s definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar measures. These non-GAAP financial measures should not be viewed in isolation or as a substitute for, or superior to, measures prepared in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Free Cash Flow (“FCF”) is defined as cash provided by (used in) operating activities plus cash provided by (used in) investing activities, excluding the impact of restructuring charges, if any. Free Cash Flow Margin is defined as Free Cash Flow as a percentage of revenue. The most directly comparable GAAP financial measure is cash provided by (used in) operating activities. (in thousands) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Cash used in operating activities $ (40,308) $ (55,945) $ (39,690) $ (43,448) $ (50,693) $ (40,922) $ (32,477) $ (24,923) $ (35,492) $ (25,380) Cash used in investing activities (2,676) (4,224) (4,952) (9,735) (11,616) (6,765) (7,708) (4,904) (7,478) (2,010) FCF, including restructuring costs $ (42,984) $ (60,169) $ (44,642) $ (53,183) $ (62,309) $ (47,687) $ (40,185) $ (29,827) $ (42,970) $ (27,390) Cash paid for restructuring costs — — — — — 2,363 1,114 235 1,597 553 FCF, excluding restructuring costs $ (42,984) $ (60,169) $ (44,642) $ (53,183) $ (62,309) $ (45,324) $ (39,071) $ (29,592) $ (41,373) $ (26,837) Revenue $31,558 $47,269 $67,454 $86,663 $80,466 $121,322 $124,526 $134,769 $120,738 $157,403 FCF Margin (136) % (127) % (66) % (61) % (77) % (37) % (31) % (22) % (34) % (17) %

Reconciliation of Cash used in operating activities to Cash Contribution 17 Non-GAAP Reconciliations & Other Supplemental Data Cash Contribution is defined as operating cash flow before non-property level operating expenses, excluding the impact of restructuring charges, if any. Cash Contribution Margin is defined as Cash Contribution as a percentage of revenue. The most directly comparable GAAP financial measure is cash provided by (used in) operating activities. Cash provided by (used in) operating activities includes the benefit of FF&E Allowance Realized, and therefore, Cash Contribution and Cash Contribution Margin include the benefit of FF&E Allowance Realized. (in thousands) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Non-property level sales and marketing: Sales and marketing $ 2,511 $ 4,888 $ 6,724 $ 9,367 $ 9,461 $ 12,414 $ 13,372 $ 15,977 $ 15,836 $ 18,231 (-) Property level sales and marketing ¹ (1,592) (3,052) (4,638) (6,634) (6,814) (9,535) (10,566) (11,837) (11,672) (13,369) Non-property level sales and marketing $ 919 $ 1,836 $ 2,086 $ 2,733 $ 2,647 $ 2,879 $ 2,806 $ 4,140 $ 4,164 $ 4,862 Non-property level operations and support: Operations and support $ 25,423 $ 34,889 $ 36,592 $ 45,824 $ 48,267 $ 54,003 $ 55,586 $ 53,225 $ 56,157 $ 52,208 (-) Property level operations and support ² (9,921) (13,308) (14,795) (19,855) (22,104) (24,814) (26,967) (27,272) (31,486) (29,369) Non-property level operations and support $ 15,502 $ 21,581 $ 21,797 $ 25,969 $ 26,163 $ 29,189 $ 28,619 $ 25,953 $ 24,671 $ 22,839 Non-property level operating expenses: General and administrative $ 32,149 $ 24,615 $ 21,694 $ 27,677 $ 36,981 $ 31,277 $ 33,016 $ 31,171 $ 32,745 $ 30,169 (+) Research and development 3,319 4,066 5,443 6,263 7,625 8,088 6,936 6,247 6,580 5,563 (+) Non-property level sales and marketing 919 1,836 2,086 2,733 2,647 2,879 2,806 4,140 4,164 4,862 (+) Non-property level operations and support 15,502 21,581 21,797 25,969 26,163 29,189 28,619 25,953 24,671 22,839 (-) Stock based compensation (14,153) (2,448) (3,573) (5,073) (6,680) (5,054) (6,405) (4,818) (12,180) (8,258) (-) Depreciation and amortization (4,119) (4,213) (4,357) (5,025) (5,630) (5,996) (6,175) (6,110) (7,048) (5,978) Non-property level operating expenses $ 33,617 $ 45,437 $ 43,090 $ 52,544 $ 61,106 $ 60,383 $ 58,797 $ 56,583 $ 48,932 $ 49,197 Cash contribution: Cash used in operating activities $ (40,308) $ (55,945) $ (39,690) $ (43,448) $ (50,693) $ (40,922) $ (32,477) $ (24,923) $ (35,492) $ (25,380) (+) Cash paid for restructuring costs — — — — — 2,363 1,114 235 1,597 553 (+) Non-property level operating expenses 33,617 45,437 43,090 52,544 61,106 60,383 58,797 56,583 48,932 49,197 Cash contribution ³ $ (6,691) $ (10,508) $ 3,400 $ 9,096 $ 10,413 $ 21,824 $ 27,434 $ 31,895 $ 15,037 $ 24,370 Revenue $ 31,558 $ 47,269 $ 67,454 $ 86,663 $ 80,466 $ 121,322 $ 124,526 $ 134,769 $ 120,738 $ 157,403 Cash contribution margin (21) % (22) % 5% 11% 13% 18% 22% 24% 12% 15% (1) Composed of channel fees. (2) Composed of customer service, laundry/consumables, maintenance and utilities and insurance included in operations and support. (3) Excludes restructuring costs.

18 Historical Data: Revenue Measures Non-GAAP Reconciliations & Other Supplemental Data Note: Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied. 2021 2022 2023 (In thousands, except $ and %) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Live Units 5.0 5.5 6.3 7.6 7.7 8.4 9.0 9.7 10.4 11.1 Contracted Units 8.0 9.2 10.0 10.5 11.6 10.3 9.9 7.9 7.9 6.3 Total Portfolio 13.0 14.7 16.3 18.1 19.3 18.7 18.9 17.6 18.2 17.4 Bookable Nights 411 473 536 611 689 725 786 852 898 957 Occupied Nights 274 321 366 420 503 598 661 704 722 789 Occupancy Rate 66% 68% 68% 69% 73% 82% 84% 83% 80% 82% Average Daily Rate $115 $147 $184 $206 $160 $203 $189 $191 $167 $200 RevPAR $77 $100 $126 $142 $117 $167 $158 $158 $134 $164

19 Revenue per Available Room Revenue Per Available Room (“RevPAR”) represents the average revenue earned per available night, and is calculated either by dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate. Average Daily Rate (“ADR”) represents the average revenue earned per night occupied and is calculated as revenue divided by Occupied Nights. Free Cash Flow Free Cash Flow (“FCF”) is defined as cash provided by (used in) operating activities plus cash provided by (used in) investing activities, excluding the impact of restructuring charges, if any. Free Cash Flow Margin is defined as Free Cash Flow as a percentage of revenue. Reconciliation of Free Cash Flow to the most comparable GAAP measure can be found on pg 16. Cash Contribution Cash Contribution is defined as operating cash flow before non-property level operating expenses, excluding the impact of restructuring charges, if any. Cash Contribution Margin is defined as Cash Contribution as a percentage of revenue. Reconciliation of Cash Contribution to the most comparable GAAP measure can be found on pg 17. Use of non-GAAP financial measures Sonder supplements its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”) by providing additional financial measures that are not prepared in accordance with GAAP, including Free Cash Flow, Free Cash Flow Margin, Cash Contribution, and Cash Contribution Margin. Further information about these measures appears under “Key Terms” below. Sonder’s management uses these non-GAAP financial measures, collectively, to evaluate ongoing operations and for internal planning and forecasting purposes. Sonder believes that these non-GAAP financial measures are useful in evaluating its operating performance, and may assist investors in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. However, Sonder’s definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar measures. These non-GAAP financial measures should not be viewed in isolation or as a substitute for, or superior to, measures prepared in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Sonder has not reconciled consolidated Free Cash Flow guidance to projected consolidated GAAP cash provided by (used in) operating activities because we do not provide guidance on GAAP cash provided by (used in) operating activities or the reconciling items between Free Cash Flow and GAAP cash provided by (used in) operating activities, as a result of the uncertainty regarding, and the potential variability of, certain of these items. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort. Key Terms Total Portfolio Total Portfolio represents Live Units plus Contracted Units. This includes any unit that has a signed real estate contract, regardless of whether or not the unit is available for guests to book. This excludes any units that have been exited (i.e., the lease was terminated or allowed to expire). Live Units are defined as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes pre-negotiated abatement) and is able to generate revenue from these units. Contracted Units are units for which Sonder has signed real estate contracts, but are not yet available for guests to book. Sonder is not yet able to generate revenue from these units. Certain signed leases have contingencies or conditions that must be satisfied before we take over the units, and from time to time, we exclude some of these leases from our Contracted Units total based on our judgment about the likelihood that the contingencies or conditions will be satisfied. Occupancy Rate Occupancy Rate is defined as Occupied Nights divided by Bookable Nights, expressed as a percentage. Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures of greater than 30 nights. Occupied Nights represent the total number of nights occupied across all Live Units.

20 Webcast Details Sonder will host a webcast Wednesday, August 9, 2023 at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to discuss these financial results and business highlights and guidance. To listen to a live audio webcast, please visit the “Events” section of Sonder’s Investor Relations website at investors.sonder.com. The archived webcast will be available on Sonder’s Investor Relations website shortly after the call. About Sonder Sonder is revolutionizing hospitality through innovative, tech-enabled service and inspiring, thoughtfully designed accommodations combined into one seamless managed experience. Launched in 2014, Sonder provides a variety of accommodation options — from spacious rooms to fully-equipped suites and apartments — found in over 40 markets spanning ten countries and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all. To learn more, visit www.sonder.com or follow Sonder on Facebook, Twitter or Instagram. Download the Sonder app on Apple or Google Play. The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this Shareholder Letter. Forward-Looking Statements This Shareholder Letter contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about Sonder’s forecasted revenue growth, costs, and cash flow (including Sonder’s guidance for revenue and Free Cash Flow for Q3 2023 and 2H 2023, and statements about potential cash flow margin), statements about Sonder’s total addressable market, anticipated numbers of Live and Contracted Units, the statements regarding “Cash Flow Positive Plan,” including anticipated cost reductions, targeted capital light signings and potential cash flow improvements, anticipated travel demand, booking patterns, and other trends, expectations, and objectives discussed in the sections of this Shareholder Letter titled “A note from Francis,” “Improving Cash Flow Metrics,” and “Guidance,” potential new markets, and market penetration, innovation plans and initiatives, the success of Sonder’s corporate travel efforts and other RevPAR initiatives, anticipated unit economics, expected seasonalities, and other information concerning Sonder’s possible or assumed future financial or operating results and measures, business strategies, competitive position, industry environment, potential growth opportunities, and future operations. These forward-looking statements are based on Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Shareholder Letter, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “proposed,” “guidance,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: potential negative impacts on Sonder’s financial results as a result of changes in travel, hospitality, and real estate markets, including the possibility that travel demand and pricing do not recover to the extent anticipated, particularly in the current geopolitical and macroeconomic environment; potential inability to continue meeting the listing standards of Nasdaq; potential inability to negotiate satisfactory leases or other arrangements to operate new properties, onboard new properties in a timely manner, or renew or replace existing properties on attractive terms, and the possibility of lease terminations prior to scheduled expirations or the failure of lease contingencies; possible delays in real estate development and construction projects related to Sonder’s leases, or other delays in generating revenues from new properties; the possibility that Sonder may not benefit from any market recovery to the extent it anticipates; risks and uncertainties associated with Sonder’s Cash Flow Positive Plan announced in June 2022, including the possibility that Sonder will not realize the anticipated cost savings, capital light signings or cash flow improvements from this plan or any future cost-saving initiatives, or will need to engage in additional fundraising, and the risk that the plan or any future cost-saving initiatives will adversely affect employee retention, effectiveness and hiring or other aspects of Sonder’s business; the possibility that RevPAR initiatives will not achieve the desired results and that future pricing and/or occupancy will be lower than anticipated; the possibility of higher than expected capital expenditures, property-related costs or other operating expenses and unanticipated conditions or incidents at leased properties; risks associated with Sonder’s relationships with and reliance upon real estate owners, OTAs and other third parties, and their performance of their obligations; changes in applicable laws or regulations, including legal, tax or regulatory developments, and the impact of any litigation or other legal or regulatory proceedings; the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors, including the additional risks associated with operating internationally; the possibility that Sonder will be unable to effectively manage its growth; Sonder’s success in retaining or recruiting officers, other employees and directors; potential delays or difficulties introducing new or upgraded amenities, services or features, including enhancements to the Sonder app; risks related to the impact of the COVID-19 pandemic; and other risks and uncertainties described under the heading “Risk Factors” in Sonder’s most recent Quarterly Report on Form 10-Q filed with the SEC on August 9, 2023, Annual Report on Form 10-K filed with the SEC on March 16, 2023, and subsequent SEC filings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Sonder does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this Shareholder Letter. Additional risks and uncertainties are identified and discussed in Sonder’s reports filed and to be filed with the SEC and available on the SEC’s website at www.sec.gov. CONTACTS Media press@sonder.com Investors ir@sonder.com

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